Exhibit 99.1

DEMAND PROMISSORY NOTE

$800,000,000

EFFECTIVE DATE:  March 24, 2009

For valuable consideration, receipt of which is hereby acknowledged, American International Group, Inc. a Delaware corporation (“Borrower”), hereby unconditionally promises to pay to the order of American General Finance Corporation., an Indiana corporation (“AGF”) in legal currency of the United States of America and in immediately available funds, the principal sum of Eight Hundred Million Dollars ($800,000,000.00) or, if less, the aggregate unpaid principal amount of all loans made by AGF to the Borrower pursuant to the Demand Note Agreement dated as of March 24, 2009, executed between AGF and Borrower (the “Agreement”).  Borrower further agrees to pay interest in like manner upon the unpaid principal amount hereof until such principal balance referenced in this Note has been paid in full at an interest rate as set forth in the Agreement (but in no event shall such rate be higher than the maximum rate permitted by law).

Interest shall be payable monthly on the fifteenth (15th) day of each month (hereinafter referred to as the “Interest Payment Dates”) until such time as the unpaid principal balance referenced in this Note is paid in full.  Daily interest shall be computed based upon the actual days elapsed in a year of three hundred sixty (360) days.  Interest shall be compounded on the first day of each month.  If any payment on this Note becomes due and payable on a Saturday, Sunday or legal or bank holiday in the State of New York, such payment shall become due and payable on the immediately preceding day which is not a Saturday, Sunday or legal or bank holiday in the State of New York (“Business Day”).

Borrower may repay all or any portion of the amount borrowed under this Note at any time, without premium or penalty, provided that all such repayments of principal shall be accompanied by all interest accrued and unpaid to the date of repayment.

Except as may be specifically provided herein, Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and agrees to pay, as soon as incurred, all costs and expenses, including reasonable counsel fees, incidental to the collection of this Note or in any way relating to the rights of holder hereunder.  The holder hereof may release, renew or extend any of the liabilities of Borrower and may make additional advances or extensions of credit to it or grant other indulgences or extend the time for any payment of principal or interest hereunder, all from time to time, without further notice to or assent from any other party or any endorser hereof.

Terms used herein which are defined in the Agreement shall have their defined meanings when used herein.

This Note shall be governed by the laws of the State of New York, without giving effect to any contrary result otherwise required under applicable conflict or choice of law rules.

This Note is the Note referred to in the Agreement and is qualified by, and subject to, all of the terms and conditions provided herein.  In the event that any conflict, inconsistency or incongruity arises between the provisions of the Agreement and the terms of this Note, the terms of the Agreement shall in all respects control.

AMERICAN INTERNATIONAL GROUP, INC.

as Borrower

By: /s/  Robert A. Gender

Name:  Robert A. Gender

Title:  Vice President and Treasurer

DEMAND NOTE AGREEMENT

DEMAND NOTE AGREEMENT (“Agreement”) dated as of this 24th day of March, 2009 by and between American General Finance Corporation, an Indiana corporation, with its principal executive offices located at 601 NW Second Street, Evansville Indiana 47708 (“AGFC” or the “Lender”) and American International Group, Inc., a Delaware corporation, with its principal executive offices located at 70 Pine Street, New York, New York 10270 (“AIG”), the (“Borrower”).

WHEREAS, the Borrower has requested a Demand Note facility from AGFC, and AGFC is willing to grant that request, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.

THE LOANS.

1.1.  The Borrowings.

Subject to the terms and conditions of this Agreement, AGFC agrees in its sole discretion, from time to time, upon the receipt of a request from the Borrower, to lend to the Borrower the requested amounts.  The loans will be evidenced by one or more Demand Promissory Note(s).  At the time of each borrowing made pursuant hereto, the Borrower shall immediately become indebted to AGFC for the amount of each such borrowing.

1.2.  Payment of Interest.

Interest on all loans made pursuant to Section 1.1 shall bear interest upon the unpaid principal amounts at an interest rate of Overnight USD-LIBOR-BBA (Telerate Page 3750) plus One-Half of one percent (0.005)  (“the Base Rate”) (but, in no event shall such rate be higher than the maximum rate permitted by applicable law), until all such principal balances have been paid in full, provided, however, and to the extent permitted by applicable law and except as otherwise expressly provided herein, that any payment hereunder not made when due shall bear interest from the date when due until payment is made at the Applicable Margin of two percent (2.00%) in excess of the Base Rate as in effect from time to time, but in no event higher than the maximum rate permitted by applicable law.  Interest shall be compounded on the first day of each month and shall be payable on the fifteenth day of each month, in arrears. Payment of interest under this Agreement shall include interest accrued to, but exclude the interest payment date.  Daily Interest shall be computed based upon the actual days elapsed in a year of three hundred sixty (360) days.  If any payment under this Agreement becomes due and payable on a Saturday, Sunday or a legal or bank holiday in the State of New York (any day, other than such days a “Business Day”), such payment shall be due and payable on the immediately preceding Business Day.

1.3.  Manner of Payment.

All payments to be made by the Borrower on account of borrowings hereunder shall be made without set-off or counterclaim in lawful currency of the United States of America and in immediately available funds.

1.4.  Repayment.

The Borrower shall have the right to prepay the loans in whole at any time or in part from time to time, without premium or penalty, but with accrued interest on the principal being repaid to the date of repayment.

1.5.  Term of Agreement.

Principal and interest are payable on demand of the Lender provided notice of such demand is delivered to the Borrower being no later than one Business Day prior the date of demanded repayment.  Either party may terminate this Agreement at any time upon written notice to the other party.

SECTION 2.  CONDITIONS PRECEDENT TO BORROWINGS.

The obligation of AGFC to make any loan hereunder is subject to the satisfaction on or before the date of any such borrowing of the following conditions precedent:

2.1.  Representations and Warranties.

The representations and warranties of the Borrower contained in Section 3 hereof shall be true and correct in all material respects on and as of the date of any such borrowing.

2.2  Performance; No Default.

The Borrower shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the time of the borrowing, and as of the date of the borrowing, no condition or event which constitutes a default in the performance of its obligations hereunder shall have occurred and be continuing.

2.3.  Agreement and Additional Matters. AGFC shall have received, on or prior to the date of such borrowing, (a) this Agreement, executed by a duly authorized officer of the Borrower and (b) such other documents which may be reasonably requested by AGFC.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants to AGFC that:

3.1.  Organization.

The Borrower is a corporation which has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with the corporate power and authority to own its properties and transact the business in which it is now engaged or in which it proposes to engage.

3.2.  Books and Records.

The Borrower maintains its books and records relating to its accounts and inventories at the address set forth in the first paragraph of this Agreement.

3.3.  No Conflict, Default or Violation.

Neither the execution and delivery of this Agreement, nor the performance of the Borrower’s obligations under this Agreement, nor the consummation of the transactions herein contemplated shall (a) conflict with or result in a breach of any of the terms or provisions of or constitute a default under, with or without notice or lapse of time or both, any indenture, contract, agreement, instrument or other undertaking to which the Borrower is a party or by which it is bound or to which any of the property or assets of the Borrower is subject, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, upon any of the property or assets of the Borrower, (b) result in any violation of the provision of its articles of incorporation, by-laws or other governing documents, or (c) conflict with or result in a breach of any provision of any statute or any order, decree, judgment, rule or regulation of any court or any regulatory authority or other governmental agency or body  having jurisdiction over the Borrower or any of its properties.

3.4.  Due Authorization.

The execution and delivery by the Borrower of this Agreement have been duly authorized by all requisite corporate action on the part of the Borrower and such Agreement constitutes the valid and legally binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except that (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

SECTION 4.  COVENANTS.

So long as any indebtedness under this Agreement remains unpaid, and so long as the Borrower shall have the right to borrow hereunder, unless AGFC shall otherwise consent in writing, the Borrower shall:

4.1.  Corporate Matters.

Preserve and maintain its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary to the normal conduct of its business except for rights, privileges and franchises the loss of which would not in the aggregate have a material adverse effect on the business, operations or financial or other condition of the Borrower.

4.2.  Inspection of Property; Books and Records.

Keep proper books or records and accounts in which full, true and correct entries in conformity with sound business practice and all requirements of law applicable to the Borrower shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of AGFC to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable times and as often as AGFC may reasonably desire.  “Representatives” of AGFC shall be limited to agents of AGFC who are employed by a subsidiary of American General Finance, Inc., and the Internal Audit Department of AIG.

4.3.  Merger Transactions.

The Borrower will not merge with or into or consolidate with any person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock, so long as any indebtedness owed under this Agreement remains unpaid.  For purposes of this agreement, person shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

4.4.  Further Assurances.

Take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of AGFC to payment hereunder, and to assure to AGFC the benefits hereof.

SECTION 5.  MISCELLANEOUS.

5.1.  Entire Agreement; Amendments.

This Agreement and any other documents referred to herein, contain the entire and only agreement between AGFC and the Borrower concerning the subject matter hereof, and any oral statements or representations or prior written matter with respect thereto not contained herein shall have no force and effect.  The provisions of this Agreement shall not be modified, amended or waived save in writing, executed by all parties hereto.

5.2.  Failure to Act Not a Waiver.

Neither the failure nor any delay on the part of AGFC to exercise any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any further exercise of such right, power or privilege or any exercise of any other right, power or privilege.

5.3.  Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the Borrower and AGFC, their respective successors and assigns, except that each party may not assign or otherwise transfer any of its obligations, rights or interests in or to this Agreement hereunder without the prior written consent of the other party.

5.4.  Governing Law; Severability.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.  In the case of any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

5.5.  Notices.

All notices required in writing under this Agreement shall be considered as having been given by one party to the other upon the latter party’s receipt of same.  All such notices shall be transmitted by registered or certified mail, facsimile, electronic mail or a reputable overnight delivery service.  Such written notice shall be sent to the attention of the President, CFO or Treasurer of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers, upon the date first above written.

AMERICAN GENERAL FINANCE CORPORATION

By /s/  Donald R. Breivogel, Jr

    Name:  Donald R. Breivogel, Jr.

     Title:  Senior Vice President and

Chief Financial Officer

AMERICAN INTERNATIONAL GROUP, INC.

By /s/  Robert A. Gender

 Name:  Robert A. Gender

    Title:  Vice President and Treasurer